Lincoln - VA I (SEC, subacct inception date)

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                                                One Quarter
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                     Small Cap         Index    Growth II      Balanced  Growth I    Asst. Mgr.  Equity Income
------------------------------------------------------------------------------------------------------------------------
Fund Value           $  942.15
Fee                  $    0.40
------------------------------------------------------------------------------------------------------------------------
Surr Charge          $   47.09
Final Value          $  894.67
Cumulative Return      -10.533%
Annualized Return      -35.931%
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Calculation of Previous Quarter's Return

Final Value Quarter One =  1,000 * (31-Dec-97 Unit Value/30-Sep-97 Unit Value) - Annual Fee - Surrender Charge
Cumulative Return = Final Value Quarter One/1,000 - 1
Annualized Return = (Final Value Quarter One/1,000) _ 4 - 1

========================================================================================================================
Date                 Small Cap         Index    Growth II      Balanced  Growth I    Asst. Mgr.  Equity Income
------------------------------------------------------------------------------------------------------------------------

            09/30/97 18.714800
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            12/31/97 17.632200
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========================================================================================================================
                                                Year To Date
------------------------------------------------------------------------------------------------------------------------
                     Small Cap         Index    Growth II      Balanced  Growth I    Asst. Mgr.  Equity Income
------------------------------------------------------------------------------------------------------------------------
Fund Value           $1,153.48
                     ---------------------------------------------------------------------------------------------------
Fee                  $    0.40
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Surr Charge          $   47.09
                     ---------------------------------------------------------------------------------------------------
Final Value          $  894.67
                     ---------------------------------------------------------------------------------------------------
Annualized Return      -10.533%
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Calculation of Year to Date Return

Final Value Year to Date = 1,000 * (31-Dec-97 Unit Value/31-Dec-96 Unit value) - Annual Fee - Surrender Charge
Annualized Return = Final Value Year to Date/1,000 - 1

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Date                 Small Cap         Index    Growth II      Balanced  Growth I    Asst. Mgr.  Equity Income
------------------------------------------------------------------------------------------------------------------------
            12/31/96 15.286100
------------------------------------------------------------------------------------------------------------------------
            12/31/97 17.632200
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========================================================================================================================
Separate Account L - Standardized 1 Year Returns

One Year Returns Period Ending 12/31/97

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                     Small Cap         Index    Growth II      Balanced  Growth I    Asst. Mgr.  Equity Income
------------------------------------------------------------------------------------------------------------------------
Fund Value           $1,153.48
                     ---------------------------------------------------------------------------------------------------
Fee                  $    0.44
------------------------------------------------------------------------------------------------------------------------
Surr Charge          $   57.65
                     ---------------------------------------------------------------------------------------------------
Final Value          $1,095.39
                     ---------------------------------------------------------------------------------------------------
Annualized Return        9.539%
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Calculation of Annual Return

Final Value = 1,000 * (31-Dec-97 Unit Value/31-Dec-96 Unit value) - Annual Fee - Surrender Charge
Annualized Return = Final Value/1,000 - 1

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
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Date                    Small Cap     Index    Growth II     Balanced      Growth I     Asst. Mgr.      Equity Income
----------------------------------------------------------------------------------------------------------------------
              12/31/96  15.286100
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              12/31/97  17.632200
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======================================================================================================================


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Separate Account L - Standardized Lifetime Returns
                                                             Lifetime
----------------------------------------------------------------------------------------------------------------------
                        Small Cap     Index    Growth II     Balanced      Growth I     Asst. Mgr.      Equity Income
----------------------------------------------------------------------------------------------------------------------
Two Years Prior         $1,022.05
                      ------------------------------------------------------------------------------------------------
Fee                         $0.39
                      ------------------------------------------------------------------------------------------------
Final Value             $1,021.66
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One Year Prior          $1,178.46
                      ------------------------------------------------------------------------------------------------
Fee                         $0.40
                      ------------------------------------------------------------------------------------------------
Period (Years)               1.26
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Surr Charge                $58.90
                      ------------------------------------------------------------------------------------------------
Final Value             $1,119.16
                      ------------------------------------------------------------------------------------------------
Cumulative Return         11.916%
                      ------------------------------------------------------------------------------------------------
Annualized Return          9.323%
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Calculation of Lifetime Return

Final Value Year One = 1,000 * (31-Dec-96 Unit Value/ 26-Sep-96 Unit Value) - Annual Fee Year One
Final Value Year Two = 1,000 * (31-Dec-97 Unit Value/ 31-Dec-96 Unit Value) - Annual Fee Year Two - Surrender
Cumulative Return = (Final Value for Last Year/1000) - 1
Annualized Return = (Final Value for Last Year/1,000) (1/Period) -  1

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Date                    Small Cap     Index    Growth II     Balanced      Growth I     Asst. Mgr.      Equity Income
----------------------------------------------------------------------------------------------------------------------
Inception Date           09/26/96
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Inception Date Unit
 Value                  14.853500
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              12/31/96  15.286100
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              12/31/97  17.632200
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